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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned directors and/or officers of CheckFree Holdings Corporation, a Delaware corporation (the "Corporation") hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as the undersigned's true and lawful attorneys-in-fact, or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") to register under the Securities Act of 1993, as amended, a maximum of 5,000,000 shares of common stock, without par value, of the Corporation, in connection with the Agreement and Plan of Merger among the Corporation, its wholly owned subsidiary CheckFree Acquisition Corporation IV, and BlueGill Technologies, Inc., and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 31st day of January, 2000.

         Signature                                Title


/s/Peter J. Kight                    Chairman of the Board of Directors
----------------------               and Chief Executive Officer
Peter J. Kight


/s/Mark A. Johnson                   Vice Chairman and Director
----------------------
Mark A. Johnson


/s/Allen L. Shulman                  Executive  Vice  President, Chief
----------------------               Financial Officer and General Counsel
Allen L. Shulman


/s/Gary A. Luoma, Jr.                Vice  President,  Chief  Accounting
----------------------               Officer and Assistant Secretary
Gary A. Luoma, Jr.


/s/William P. Boardman               Director
----------------------
William P. Boardman


/s/George R. Manser                  Director
----------------------
George R. Manser


/s/Eugene F. Quinn                   Director
----------------------
Eugene F. Quinn


/s/Jeffery M. Wilkins                Director
----------------------
Jeffrey M. Wilkins